Exhibit 99.2

CEO Update: 4/29/14 – A New Day for ATK

Creating Two Standalone Companies
This morning, ATK announced that our Board of Directors unanimously approved the creation of two independent, publicly traded companies through the tax-free spin-off of our Sporting Group (Sporting) and a merger between Orbital Sciences Corporation (Orbital) and our Aerospace and Defense Groups (ATK A&D).

In line with our Vision & Strategy to create leadership positions in all of our core markets – aerospace, defense and sporting – this plan will deliver value to our shareholders and customers, and new opportunities for our employees.

ATK is well-positioned and ready to create two strong enterprises focused on our core capabilities and long-term growth strategies. This transaction allows our Sporting business and our Aerospace and Defense businesses to be more focused in their respective markets and take advantage of growth opportunities. Today, our Sporting and A&D businesses operate in fundamentally different segments with different strategies, operating dynamics, and compliance requirements. This transaction will enable us to broaden and deepen our market leadership and focus on our unique capabilities and inherent strengths.

Spin-off
ATK’s Sporting Group is a world leader in ammunition, accessories and firearms for hunting, shooting, outdoor enthusiasts, and law enforcement professionals. Our recent acquisitions of Savage and Bushnell have increased our exposure to new and adjacent markets, enabling us to successfully deliver a broad portfolio of brands, increased product innovation, and enhanced sourcing and distribution. I am excited for the future and the opportunity to create a focused, commercial sporting company that is positioned as a world leader in the outdoor recreation market.

ATK entered the commercial ammunition business with the acquisition of Blount International in 2001. In a little more than a decade, our investments, customer focus, and execution excellence have propelled us into the world’s largest shooting sports and outdoor company.

ATK shareholders will own 100 percent of the shares of the new, publicly traded Sporting company after a proposed tax-free distribution. Sporting will have a strong balance sheet that will support future growth and support the expansion of our capabilities and product offerings.

The company’s headquarters will be in Utah, and I look forward to serving as the Chairman and Chief Executive Officer (CEO) of Sporting. Additional details, including the company name and brand, are being determined and will be shared with you as appropriate. Currently, about 5,800 employees work in the Sporting Group, and we have a footprint in 11 of the United States, Canada, Mexico, Puerto Rico, Europe and Asia.

Merger
ATK A&D will combine with Orbital in a tax-free, all-stock merger, with Orbital becoming a wholly owned subsidiary of ATK. Upon completion of the transaction, ATK will change its name to Orbital ATK, Inc. (Orbital ATK), and ATK shareholders will own 53.8 percent in the combined company, with Orbital shareholders owning the remaining 46.2 percent. Both companies’ boards of directors approved the definitive agreement.

Orbital’s co-founder, Chairman, President and CEO, David Thompson, will serve as the combined company’s CEO. Blake Larson, ATK Senior Vice President and President of the Aerospace Group, will serve as Chief Operating Officer for Orbital ATK. General Ronald Fogleman, USAF (Ret.), current Chairman of ATK’s Board of Directors, will serve as the Chairman of Orbital ATK’s Board of Directors. Garrett Pierce, Orbital’s Chief Financial Officer will serve as CFO of the combined company. The combined company will be headquartered in Dulles, Virginia.

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Orbital was founded in 1982 and has approximately 3,600 employees. We expect the combined company to have approximately 13,000 employees. As we move through next steps and more information is publicly available, we will share it with you.

ATK’s Aerospace and Defense Groups are worldwide leaders, producers, suppliers and operators for our military, aerospace, and space-related customers. I am proud of our success and the respect and recognition we receive for our commitment to quality, schedule and mission success. Our implementation of PES has created streamlined processes, improved profit margins and affordability for our customers. I want to thank you for your personal commitment to execution excellence, our customers, to each other, and to our company.

I am excited about this proposed transaction. We have a longstanding relationship with Orbital that reflects similar cultures, complementary capabilities, and a common focus on innovation and affordability. Orbital has been ATK’s customer for over 25 years, and we have partnered on many successful programs. I am confident the transaction offers both parties the opportunity to create a strong, standalone A&D business with competitive programs, strong business execution and processes, and an innovative focus toward meeting emerging customer needs.

Next Steps
The spin-off of the Sporting Group enables the company to harness and invest resources to continue to broaden and deepen its leadership positions in outdoor recreation markets. The company will have a strong balance sheet and a competitive business model that will continue to support our growth strategy.

This transaction will allow the combined company to have the appropriate resources and focus to pursue A&D leadership in our markets with a strong and broad product offering. We see significant opportunities to positively perform and grow in our core U.S. Government and commercial businesses as new projects and investments ramp up, and as we continue to secure international contracts.

I am confident in the strength and future of our A&D business. Our Defense Group is an industry leader, securing contracts and delivering critical new capabilities to our military members and U.S. allies. Our Aerospace Group is the world's largest producer of solid rocket propulsion systems and a growing supplier of military and commercial aircraft structures, and small satellite capabilities. We believe the merger will enhance our strategic positioning in these businesses.

We anticipate closing these transactions by the end of calendar year 2014. The proposed spin-off and merger are subject to customary closing conditions, including approval of the transaction by ATK and Orbital shareholders and the receipt of required regulatory approvals.

I know that there are always questions and uncertainty in a season of change. I encourage you to read all of the materials we have provided, watch the employee video on ATKnet, and attend your team meetings. We will keep you apprised of developments as soon as we are able.

Both companies will continue to provide a competitive compensation and benefits package and offer career opportunities for employees in their specific business segments. We will carefully study the opportunities to combine the Orbital business with ATK A&D in a manner that builds on our collective past successes, and enables us to create a strong combined organization going forward.

Finally, and perhaps most importantly, we must continue our focus on safety and delivering superior quality and performance, because our customers count on our products every day. At this point, for the majority of our company, it is business as usual.

In all that we do, our ultimate success resides with you. Thank you for your continued hard work and dedication.

Sincerely,

Mark DeYoung
ATK President and Chief Executive Officer

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News Release

ATK Transaction Announcement Webcast at 9 a.m. EDT today

A New Day at ATK website

*Managers, please print this information for employees without email access.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s shareholders and Orbital will merge with a subsidiary of ATK with Orbital surviving the merger as a wholly-owned subsidiary of ATK (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for Sporting and the combined company and products and any other statements regarding Sporting’s,  ATK’S and Orbital’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both ATK’s shareholders and Orbital’s shareholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the ATK A&D; the integration of Orbital’s operations with those of ATK A&D being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; Sporting’s, ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; Sporting’s, ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; reduction or change in demand for commercial ammunition, firearms or accessories, including the risk that placed orders exceed actual customer requirements; risks associated with expansion into commercial markets; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Sporting, ATK or Orbital to adverse consequences; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Sporting, ATK and Orbital, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Sporting’s, ATK’s or Orbital’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Sporting, ATK or Orbital to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in ATK’s and Orbital’s filings with the Securities and Exchange Commission (the “SEC”), including ATK’s and Orbital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  ATK and Orbital assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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Additional Information and Where to Find It
In connection with the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s shareholders and Orbital will merge with a subsidiary of ATK, with Orbital surviving the merger as a wholly-owned subsidiary of ATK, ATK and Orbital intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK.  In addition, Sporting, a subsidiary of ATK, intends to file a registration statement on Form 10 or S-1 that will constitute a prospectus of Sporting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, SPORTING AND THE PROPOSED TRANSACTION.  The joint proxy statement and registration statements/prospectuses and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528.

Participants in Solicitation
This communication is not a solicitation of a proxy from any investor or securityholder.  However, ATK, Orbital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on June 14, 2013.  Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 11, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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